FS INVESTMENT CORPORATION
A Business Development Company

FS Investment Corporation

Second Quarter Update

As of June 30, 2012



FS Investment Corporation (FSIC) is an alternative investment fund that invests in senior secured loans and other debt securities of private U.S. companies to generate income. The Fund closed to new investors in May 2012 after raising gross proceeds of over $2.6 billion.

This brochure illustrates FSIC's alternative approach to income and provides an update for the most recent quarter.

Key Facts	
Commenced Operations:	January 2009
Closed to New Investors:	May 2012
Total Capital Raised:	$2.6 billion
Sponsor Commitment[1]:	$13.7 million
Portfolio Companies (as of 6/30/2012):	218
Distribution Frequency[2]:	Monthly
Tax Reporting:	1099

1) As of September 17, 2012, FSIC had raised total gross proceeds of $2.6 billion, including $13.7 million contributed by affiliates of FB Income Advisor, LLC and GSO Capital Partners LP, and certain members of the Company's board of directors. Following the closing of FSIC's public offering in May 2012, shares have only been sold pursuant to FSIC's distribution reinvestment plan.

2) The payment of future distributions on FSIC's common stock is subject to the discretion of FSIC's board of directors and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. **This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with this offering.** No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the SEC, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FSIC's Alternative Approach to Income

FSIC's goal is to generate current income and, to a lesser extent, long-term capital appreciation. As this quarterly update illustrates, FSIC invests primarily in the senior secured loans of established private U.S. companies and diversifies its holdings across multiple industries and geographic locations. FSIC commenced operations in January 2009 and, to date, has generated consistent income and strong performance. The Fund is now closed to new investors and is looking ahead to a potential liquidity event.

Senior Debt Focus

As of June 30, 2012, senior secured debt comprised the majority of FSIC's assets, representing 75% of the portfolio. The Fund will also invest in other parts of the capital structure in select opportunities that meet the Fund's risk/return criteria. The table below shows FSIC's current portfolio allocations, which may change over time depending on market conditions.

Portfolio Composition[1]	1st Quarter 3/31/2012	2nd Quarter 6/30/2012
Senior Secured Loans – First Lien	55%	48%
Senior Secured Loans – Second Lien	18%	18%
Senior Secured Bonds	7%	9%
Subordinated Debt	13%	18%
Collateralized Securities	3%	3%
Equity/Other	4%	4%

Proprietary Deals

28%

of the portfolio consists of proprietary investments.

A proprietary investment is any investment (i) originated or structured for the Fund or (ii) made by the Fund that was not generally available to the broader market. These deals may offer higher yields than broadly syndicated transactions, which are marketed and sold to many participants. FSIC's sub-adviser, GSO / Blackstone, uniquely positions the Fund to access proprietary deals due to its scale, expertise and the relationships of its senior managers.

Diversifying in High Quality Holdings

Private companies represent a significant growth segment of the U.S. economy and continue to offer many attractive investment opportunities. FSIC's investments are primarily in established, stable private enterprises with strong profitability and positive cash flows. Holdings consist of 218 portfolio companies and are diversified across industries and geographic locations. Remember that diversification and asset allocation alone cannot guarantee a profit nor eliminate the loss of principal.

Investments by Industry[1]



20%
2%
13%
6%
8%
27%
13%
4%
5%
2%
Consumer Discretionary - 20%
Consumer Staples - 2%
Energy - 13%
Financials - 6%
Healthcare - 8%
Industrials - 27%
Information Tech - 13%
Materials - 4%
Telecom Services - 5%
Utilities - 2%

1) Calculated as a percentage of fair value. Fair value determined by FSIC's board of directors.

Top 10 Holdings by Percentage		
Holding[2]	Asset Type	% of Fund[1]
Chesapeake Energy Corp.[3]	Subordinated Debt	3.3%
ThermaSys Corp.	Subordinated Debt	2.9%
Advanced Lighting Technologies, Inc.	Secured Bond	2.5%
Klune Industries, Inc.	Senior Secured Loans	2.5%
Infiltrator Systems, Inc.	Subordinated Debt	2.1%
VPG Group Holdings LLC	Senior Secured Loans	1.9%
A.P. Plasman Inc.	Senior Secured Loans	1.9%
Plains Offshore Operations Inc.	Equity / Other[4]	1.7%
DEI Sales, Inc.	Senior Secured Loans	1.6%
Pregis Corp.	Senior Secured Loans	1.5%
	Percent of Total Portfolio	**21.9%**

Steady Income Stream

FSIC's annualized regular distribution yield has been above 7% since its inception.

Current Yield[5]
7.5%

This represents the distribution rate annualized based on the last public offering price of $10.80 per share, prior to any deduction of selling commissions or dealer manager fees. Past performance is no guarantee of future results.


9.00%
7.00%
5.00%
3.00%
1/2009
4/2009
7/2009
10/2009
1/2010
4/2010
7/2010
10/2010
1/2011
4/2011
7/2011
10/2011
1/2012
4/2012

Historical Performance

FSIC performance, illustrated below, demonstrates the Fund's success to date in generating returns for investors. The chart represents how $100,000 invested at inception would have grown through June 30, 2012.


$160,000
$140,000
$120,000
$100,000
$80,000
$108,772
$124,462
$129,232
$139,700
$146,999
$152,155
$159,733
Total Cash Distributions per Share: $3.04
Total Special Cash Distributions per Share: $0.24
Total Stock Distribution Percentage per Share: 20.7%
Share Price Appreciation: $0.80 per share
2009
2010
2011
2012

- Cash distributions per share have not been adjusted for stock distributions.
- The public offering price of FSIC common stock was subject to a sales load of up to 10% and offering expenses of up to 1.5%. All yields and rates of return are presented on a "net" basis and reflect the management and incentive fees, organizational and offering expenses, interest expense on borrowed funds and other related expenses that are borne by investors in FSIC. During the quarter ended June 30, 2012, the ratio of FSIC's operating expenses to its average net assets was 1.20%. For more information regarding FSIC's fees and expenses, investors should carefully review the periodic reports and other filings that are filed by FSIC with the Securities and Exchange Commission.
- Distributions are not guaranteed and are subject to approval by the board of directors.
- Total account value includes portfolio value and aggregate cash distribution payments. Portfolio value is based on original share count adjusted for all stock distributions and assumes that the investor purchased shares of common stock at $10.00 per share and participated in FSIC's distribution reinvestment plan. Portfolio value at the end of the applicable period is based on the price at which FSIC would have repurchased shares of its common stock pursuant to its share repurchase plan as of June 30, 2012. Past performance is not a guarantee of future results.

2) Security may be an obligation of one or more entities affiliated with the named company.

3) Position or portion thereof unsettled as of June 30, 2012.

4) May be treated as debt for GAAP or tax purposes.

5) To date, this yield has not included any distributions paid from offering proceeds or borrowings, although a portion of FSIC's distributions to shareholders may be deemed to constitute a return of capital for tax purposes due to the character of the amounts received by FSIC from its portfolio companies. Any such return of capital will not reduce the amounts available for FSIC investments.



FRANKLIN SQUARE
CAPITAL PARTNERS

About Franklin Square Capital Partners

Franklin Square Capital Partners is a sponsor and national distributor of alternative investment products designed for individual investors.

Founded in 2007 by an experienced group of alternative investment industry professionals, Franklin Square's goal is to bring the benefits of an institutional-class investment portfolio to investors through exposure to innovative alternative investment products managed by what it deems to be best-in-class alternative asset managers.

FSIC is sub-advised by GSO / Blackstone Debt Funds Management LLC, a subsidiary of GSO Capital Partners LP (GSO). GSO is the credit platform of The Blackstone Group, one of the largest alternative asset managers in the world with over $190 billion in assets under management as of June 30, 2012. GSO has over 220 employees dedicated to the credit markets and over $50 billion in assets under management as of June 30, 2012.

Franklin Square distributes its sponsored financial products to the broker-dealer community through its affiliated wholesaling broker-dealer, FS^2 Capital Partners, LLC (member FINRA/SIPC).

Risk Factors

An investment in the common stock of FS Investment Corporation involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in our common stock involves, however, you should carefully consider all of the information found in the section of our prospectus entitled "Risk Factors" before deciding to invest in shares of our common stock.

- Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it is unlikely that you will be able to sell your shares. While we intend to conduct quarterly tender offers for our shares, only a limited number of shares will be eligible for repurchase and we may suspend or terminate the share repurchase program at any time.
- We may pay distributions from borrowings or the sale of assets and we have not established limits on the amount of funds that we may use from borrowings to make distributions. Our distribution proceeds have exceeded, and in the future may exceed, our net investment income. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes.
- An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.
- Investing in middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
- A lack of liquidity in certain of our investments may adversely affect our business.
- We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
- We have borrowed funds to make investments, which increases the volatility of our investments and may increase the risks of investing in our securities.

www.FSInvestmentCorp.com

FS^2 CAPITAL PARTNERS
MEMBER FINRA/SIPC

FS^2 Capital Partners, LLC | 2929 Arch Street, Suite 675 | Philadelphia, PA 19104
877-372-9880 | www.fs2cap.com | Member FINRA/SIPC